UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 2, 2008

O.A.K. FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-22461 (Commission File Number)	38-2817345 (IRS Employer Identification No.)

2445 84th Street, S.W. Byron Center, Michigan (Address of principal executive office)	49315 (Zip Code)

Registrant’s telephone number, including area code: (616) 878-1591

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[_]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).
[_]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01      Entry into a Material Definitive Agreement.

        On December 2, 2008, Byron Bank, a subsidiary of O.A.K. Financial Corporation, amended and restated the prior Deferred Compensation Agreements with directors Grace O. Shearer, Norman Fifelski, David VanSolkema and former director Dellvan Hoezee into the Byron Bank Deferred Compensation Plan for Directors attached as Exhibit 10.1 hereto. Certain amendments were made for the purpose of complying with Internal Revenue Code Section 409A.

ITEM 9.01      Financial Statements and Exhibits.

(d)	Exhibits

10.1	Byron Bank Deferred Compensation Plan for Directors

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 5, 2008	O.A.K. Financial Corporation (Registrant) By: /s/ James A. Luyk —————————————— James A. Luyk Chief Financial Officer and Chief Operating Officer